T. Rowe Price Japan Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2024, Hiroshi Watanabe will replace Archibald Ciganer Albeniz as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Watanabe joined T. Rowe Price in 2006.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2024, Hiroshi Watanabe will replace Archibald Ciganer Albeniz as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Watanabe joined the Firm in 2006, and his investment experience dates from 2006. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is April 30, 2024.

F62-041 4/30/24